UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019 (November 27, 2019)

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue

New York, New York 10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ Stock Market

7.75% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTP	NASDAQ Stock Market

7.875% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTO	NASDAQ Stock Market

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTN	NASDAQ Stock Market

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTM	NASDAQ Stock Market

Item 1.01.	Entry into a Material Definitive Agreement.

On November 27, 2019, New York Mortgage Trust, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its existing equity distribution agreement, dated March 29, 2019 (the “Equity Distribution Agreement,” and as amended, the “Amended Equity Distribution Agreement”), with JonesTrading Institutional Services LLC, as sales agent (the “Agent”), in connection with the Company’s existing “at-the-market” preferred equity offering program (the “Preferred ATM Program”). The Amendment (i) increased the maximum aggregate sales price of shares of preferred stock that the Company may offer and sell under the Preferred ATM Program and (ii) provides for the inclusion of sales of the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series E Preferred Stock”), under the Preferred ATM Program.

Pursuant to the Amended Equity Distribution Agreement, the Company may offer and sell (i) shares of the Company’s 7.75% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series B Preferred Stock”), (ii) shares of the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series C Preferred Stock”), (iii) shares of the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series D Preferred Stock”), and (iv) shares of the Company’s Series E Preferred Stock (collectively, the “Preferred Stock”), having a maximum aggregate gross sales price of up to $131,477,592.  Pursuant to a prospectus supplement filed on the date hereof, shares of Preferred Stock having a maximum aggregate sales price of $100,000,000 (the “Offered Shares”) remain available for offer and sale under the Amended Equity Distribution Agreement. The Company has previously sold shares of its Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock having an aggregate offering price of $31,477,592 under the Preferred ATM Program.

The Offered Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-226726). The Company filed a prospectus supplement, dated November 27, 2019, to the prospectus, dated August 9, 2018, with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of the Offered Shares.

The Amendment is attached hereto as Exhibit 1.1 and incorporated herein by reference. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment filed herewith as an exhibit to this Current Report on Form 8-K.

In connection with the filing of the Amendment, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP, regarding the validity of the Offered Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2019, the Company filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary to classify and designate 3,000,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of Series E Preferred Stock (the “Additional Series E Articles Supplementary”), with the powers, designations, preferences and other rights as set forth in the Articles Supplementary filed as Exhibit 3.9 to the Company’s Registration Statement on Form 8-A, filed with the SEC on October 15, 2019 (the “October 2019 Series E Articles Supplementary”). The Additional Series E Articles Supplementary became effective upon filing on November 27, 2019, and upon such effectiveness, the Company was authorized to issue an aggregate of 9,900,000 shares of Series E Preferred Stock.

A copy of the Additional Series E Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the October 2019 Series E Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the Additional Series E Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the October 2019 Series E Articles Supplementary.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
1. 1†	Amendment No. 1, dated November 27, 2019, to Equity Distribution Agreement, dated March 29, 2019, by and between the Company and JonesTrading Institutional Services LLC.
3.1†	Articles Supplementary classifying and designating 3,000,000 additional shares of Series E Preferred Stock.
3.2	Articles Supplementary designating 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.9 to the Company’s Registration Statement on Form 8-A, filed on October 15, 2019).
5.1†	Opinion of Venable LLP regarding legality of the Offered Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

† Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: November 27, 2019	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer

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